UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITES EXCHANGE ACT OF 1934


Date of Report (Date of earliest events reported) November 13, 2000
                                                  ---------------------
                                                  November 9, 2000
                                                  ---------------------


                      PUBLIC SERVICE COMPANY OF NEW MEXICO
             (Exact name of registrant as specified in its charter)


         New Mexico                                          85-0019030
 ---------------------------     Commission              ----------------------
(State or Other Jurisdiction     File Number 1-6986        (I.R.S. Employer
     of Incorporation)                       ------      Identification) Number)



  Alvarado Square, Albuquerque, New Mexico                      87158
  ----------------------------------------                      -----
  (Address of principal executive offices)                    (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)


                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item  5.   Other Event

The following is a press release recently issued by the Company and is being filed herewith as current events.

PNM's Acquisition of Western Resources Electric Operations Expected to Provide Immediate Earnings Boost, PNM Chairman and CEO Tells Analysts

ALBUQUERQUE, N.M. November 9, 2000 - Combining PNM, Public Service Company of New Mexico (NYSE:PNM) with the Kansas electric utility operations of Western Resources (NYSE:WR) will increase earnings over what either company would be able to return on a stand-alone basis, PNM Chairman, President and CEO Jeff Sterba said today.

"We expect that the combination will be immediately accretive to earnings - that is, earnings per share from the combined company will be larger than what PNM would earn by itself," Sterba told Wall Street analysts in a conference call hosted by PNM this morning. "We continue to maintain our goal of achieving average annual earnings growth of 10 percent over the next five years."

The company noted that the earnings accretion will come from:

o    Non-cash gains from market value adjustments
     Because the transaction will be accounted for as a reverse merger, PNM will adjust its balance sheet, bringing the book value of its assets and liabilities to fair market value. Non-cash gains from this process will add $82 million, or about 52 cents per share, to earnings in the first year and will continue throughout the life of the merged company.

o    Enhanced revenue and earnings growth opportunities
     PNM also expects that adding Western Resources' generating assets and wholesale marketing operation to PNM's own wholesale trading business will offer the opportunity for significant growth in revenues and earnings from wholesale power sales.

"With the addition of Western Resources' strategically positioned and cost-effective generation portfolio and its experienced power marketing staff, we believe we can successfully penetrate the mid-continent market, using the same asset-backed, niche strategy that has served us well in the West," Sterba said.

Under the terms of the agreement, PNM and Western Resources, whose utility operations consist of its KPL division and KGE subsidiary, will both become subsidiaries of a new holding company to be named at a future date. Prior to the consummation of this combination, Western Resources will reorganize all of its non-utility assets into Westar Industries which will be spun off to its shareholders.

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

The companies expect the transaction to be completed within the next 12 to 15 months. The new holding company will serve over one million retail electric customers and 400,000 retail gas customers in New Mexico and Kansas and will have generating capacity of more than 7,000 megawatts. The transaction also will make the new company a leading energy supplier in the Western and Midwestern wholesale markets.

More than 1.3 million people in New Mexico rely on PNM for the delivery of electric power and natural gas service to their homes and businesses. PNM's 1,521megawatts of generation capacity includes power from coal, nuclear and natural gas-fired plants. Selling electricity to other utilities is the fastest-growing part of the company's business. Through Avistar, PNM's wholly-owned subsidiary, PNM is engaged in energy management and advanced metering services, as well as assisting in the development of a new, Internet-based energy auction system. For more information, visit the company's website at www.pnm.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 This press release contains forward looking statements within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of PNM and Western Resources and with respect to the benefits of the transaction are based on current expectations that are subject to risk and uncertainties. Such statements are based upon the current beliefs and expectations of the management of PNM and Western Resources. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to, risks and uncertainties relating to: the possibility that shareholders of PNM and/or Western Resources will not approve the transaction, the risks that the businesses will not be integrated successfully, the risk that the benefits of the transaction may not be fully realized or may take longer to realize than expected, disruption from the transaction making it more difficult to maintain relationships with clients, employees, suppliers or other third parties, conditions in the financial markets relevant to the proposed transaction, the receipt of regulatory and other approvals of the transaction, that future circumstances could cause business decisions or accounting treatment to be decided differently than now intended, changes in laws or regulations, changing governmental policies and regulatory actions with respect to allowed rates of return on equity and equity ratio limits, industry and rate structure, stranded cost recovery, operation of nuclear power facilities, acquisition, disposal, depreciation and amortization of assets and facilities, operation and construction of plant facilities, recovery of fuel and purchased power costs, decommissioning costs, present or prospective wholesale and retail competition (including retail wheeling and transmission costs), political and economic risks, changes in and compliance with environmental and safety laws and policies, weather conditions (including natural disasters such as tornadoes), population growth rates and demographic patterns, competition for retail and wholesale customers, availability, pricing and transportation of fuel and other


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

energy commodities, market demand for energy from plants or facilities, changes in tax rates or policies or in rates of inflation or in accounting standards, unanticipated delays or changes in costs for capital projects, unanticipated changes in operating expenses and capital expenditures, capital market conditions, competition for new energy development opportunities and legal and administrative proceedings (whether civil, such as environmental, or criminal) and settlements, the outcome of Protection One accounting issues reviewed by the SEC staff as disclosed in previous Western Resources SEC filings, the impact of Protection One's financial condition on Western Resources' consolidated results, and other factors. PNM and Western Resources disclaim any obligation to update any forward-looking statements as a result of developments occurring after the date of this news release. Readers are referred to PNM's and Western Resources' most recent reports filed with the Securities and Exchange Commission.

Additional Information
In connection with the proposed transaction, PNM and Western Resources will file a joint proxy statement / prospectus with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the joint proxy statement / prospectus (when available) and other documents filed by PNM and Western Resources with the SEC at the SEC's web site at http://www.sec.gov. Free copies of the joint proxy statement / prospectus, when available, and each company's other filings with the SEC may also be obtained from the respective companies. Free copies of PNM's filings may be obtained by directing a request to PNM, Alvarado Square, Albuquerque, New Mexico.


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                                    (Registrant)


Date:  November 13, 2000                           /s/ John R. Loyack
                                         ------------------------------------
                                                    John R. Loyack
                                         Vice President, Corporate Controller
                                             and Chief Accounting Officer
                                              (Officer duly authorized
                                                to sign this report)




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